GIBRALTAR ANNOUNCES FOURTH QUARTER AND FULL YEAR 2023 FINANCIAL RESULTS

2023 EPS: GAAP up 40%, Adjusted up 21% on Flat Net Sales
Strong 2023 Cash Generation on Higher Margins, Working Capital Management
2024 Growth: Revenue 4-9%, EPS 12-20%

Buffalo, New York, February 21, 2024 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, residential, agtech and infrastructure markets, today reported its financial results for the three-and twelve-month period ended December 31, 2023.

“Fourth quarter results reflected a strong finish to a very good year for Gibraltar. We delivered 5% revenue growth, 50 basis points of adjusted operating margin expansion and adjusted EPS growth of 18%. For 2023, we outperformed what we set out to achieve at the beginning of the year, improving our quality of earnings and operating execution, generating $218 million of operating cash flow. As a result, with solid end market fundamentals, improving business conditions in Renewables and Agtech markets and our more efficient operating engine, we expect a strong 2024,” stated Chairman and CEO Bill Bosway.
Fourth Quarter 2023 Consolidated Results

	Three Months Ended December 31,
$Millions, except EPS	GAAP			Adjusted
	2023	2022	Change	2023	2022	Change
Net Sales	$328.8	$313.9	4.7%	$328.8	$312.9	5.1%
Net Income	$19.4	$3.3	NMF	$26.0	$22.4	16.1%
Diluted EPS	$0.63	$0.11	NMF	$0.85	$0.72	18.1%

Net sales increased 5.1% with all segments contributing to growth and order backlog increasing more than 10% versus last year.
GAAP earnings increased to $19.4 million, or $0.63 per share. Adjusted net income increased 16.1% to $26.0 million, or $0.85 per share, and adjusted EPS increased 18.1%. For the full year, revenue was essentially flat, GAAP and adjusted EPS and free cash flow all increased within the higher outlook included in third quarter 2023 reporting.
Adjusted measures exclude charges for restructuring initiatives, acquisition-related items, senior leadership transition costs and portfolio management actions, as further described in the appended reconciliation of adjusted financial measures.

Fourth Quarter Segment Results

Renewables

	Three Months Ended December 31,
$Millions	GAAP			Adjusted
	2023	2022	Change	2023	2022	Change
Net Sales	$87.7	$86.1	1.9%	$87.7	$86.1	1.9%
Operating Income	$9.1	$11.2	(18.8)%	$11.5	$13.1	(12.2)%
Operating Margin	10.3%	13.0%	(270) bps	13.1%	15.2%	(210) bps

Net sales increased 1.9%, driven by backlog converting to sales as customers continued to work through scheduling challenges related to permitting delays and awaited final tax credit guidance from the Inflation Reduction Act. New bookings continued to be robust, driving backlog up 20.9% versus last year.
Adjusted operating margin decreased 210 basis points versus the prior year as strong execution across the business was offset by warranty cost incurred during the quarter for a project completed in 2022.

Residential

	Three Months Ended December 31,
$Millions	GAAP			Adjusted
	2023	2022	Change	2023	2022	Change
Net Sales	$179.3	$171.9	4.3%	$179.3	$171.9	4.3%
Operating Income	$27.4	$21.6	26.9%	$31.5	$23.0	37.0%
Operating Margin	15.3%	12.5%	280 bps	17.5%	13.4%	410 bps

Net sales increased 4.3% with organic sales up 3.1% driven by participation gains and volume, partially offset by pricing adjustments related to commodity deflation.
Adjusted operating margin expanded 410 basis points, driven by improved price/cost alignment versus the prior year’s quarter, volume and 80/20 initiatives.

Agtech

	Three Months Ended December 31,
$Millions	GAAP			Adjusted
	2023	2022	Change	2023	2022	Change
Net Sales	$42.4	$38.5	10.1%	$42.4	$37.6	12.8%
Operating Income	$(4.3)	$(2.4)	(79.2)%	$(1.4)	$1.7	NMF
Operating Margin	(10.1)%	(6.3)%	(380) bps	(3.3)%	4.6%	(790) bps

Net sales on an adjusted basis increased 12.8% as the team executed on new orders in backlog.
Included in 2023 operating results is a $3.5 million charge to write down a receivable associated with a distressed cannabis customer. Before the charge, adjusted operating margin was approximately 5%, an increase of 40 basis points driven by volume, customer and product mix, and 80/20 initiatives.

Infrastructure

	Three Months Ended December 31,
$Millions	GAAP			Adjusted
	2023	2022	Change	2023	2022	Change
Net Sales	$19.4	$17.3	12.1%	$19.4	$17.3	12.1%
Operating Income	$3.6	$2.4	50.0%	$3.6	$2.4	50.0%
Operating Margin	18.6%	13.7%	490 bps	18.6%	13.7%	490 bps

Net sales and order backlog increased 12.1% and 3.0%, respectively, driven by continued solid end market demand and market participation gains.
Operating margin increased 490 basis points driven by ongoing strong execution, 80/20 productivity, and improving product and customer mix.
Business Outlook
Mr. Bosway concluded, “For 2024, we expect strong performances for all four segments, with Renewables and Agtech returning to top-line growth and Residential and Infrastructure positioned for continued performance. We will continue to work our proven playbook, leveraging our operating engine for scale and driving revenue growth, continued margin expansion and strong cash flow generation.”

Gibraltar is providing its guidance for earnings for the full year 2024. Consolidated revenue is expected to range between $1.43 billion and $1.48 billion, compared to $1.37 billion in 2023. GAAP EPS is expected to range between $4.04 and $4.29, compared to $3.59 in 2023, and adjusted EPS is expected to range between $4.57 and $4.82, compared to $4.11 in 2023.
Fourth Quarter 2023 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the fourth quarter of 2023. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call also may be accessed by dialing (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.
About Gibraltar
Gibraltar is a leading manufacturer and provider of products and services for the renewable energy, residential, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, the loss of any key customers, adverse effects of inflation, our ability to continue to improve operating margins, our ability to translate our backlog into net sales, other general economic conditions and conditions in the particular markets in which we operate, changes in spending due to laws and government incentives, such as the Infrastructure Investment and Jobs Act, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to IT systems, the impact of regulation (including the Department of Commerce’s solar panel anti-circumvention investigation, the Auxin Solar challenge to the Presidential waiver of tariffs and the Uyghur Forced Labor Prevention Act (UFLPA)), rebates, credits and incentives and variations in government spending and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com.

The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release and its quarterly conference call, including adjusted net sales, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS), free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), each a non-GAAP financial measure. Adjusted net sales reflects the removal of net sales associated with our Processing business, which has been liquidated. Adjusted net income, operating income and margin exclude special charges consisting of restructuring costs primarily associated with 80/20 simplification or lean initiatives, senior leadership transition costs, acquisition related costs and the operating losses generated by our processing business which has been liquidated. These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA further excludes interest, taxes, depreciation, amortization and stock compensation expense. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. Free cash flow is operating cash flow less capital expenditures and the related margin is free cash flow divided by net sales. The Company believes that the presentation of adjusted measures and free cash flow provides meaningful supplemental data to investors that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA and free cash flow are also useful measures of the Company’s ability to service debt and adjusted EBITDA is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and the Company’s presentation of non-GAAP financial measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items.
Reconciliations of non-GAAP measures related to full-year 2023 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net sales	$328,811	$313,861	$1,377,736	$1,389,966
Cost of sales	245,897	244,838	1,015,770	1,071,272
Gross profit	82,914	69,023	361,966	318,694
Selling, general, and administrative expense	54,025	47,651	207,440	188,592
Intangible asset impairment	3,797	—	3,797	—
Income from operations	25,092	21,372	150,729	130,102
Interest (income) expense, net	(214)	1,858	3,002	4,047
Other expense (income)	681	13,768	(1,265)	14,565
Income before taxes	24,625	5,746	148,992	111,490
Provision for income taxes	5,191	2,398	38,459	29,084
Net income	$19,434	$3,348	$110,533	$82,406

Net earnings per share:
Basic	$0.64	$0.11	$3.61	$2.57
Diluted	$0.63	$0.11	$3.59	$2.56
Weighted average shares outstanding:
Basic	30,523	31,135	30,626	32,096
Diluted	30,724	31,257	30,785	32,192

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	December 31, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$99,426	$17,608
Accounts receivable, net of allowance of $5,572 and $3,746, respectively	224,550	217,156
Inventories, net	120,503	170,360
Prepaid expenses and other current assets	17,772	18,813
Total current assets	462,251	423,937
Property, plant, and equipment, net	107,603	109,584
Operating lease assets	44,918	26,502
Goodwill	513,383	512,363
Acquired intangibles	125,980	137,526
Other assets	2,316	701
	$1,256,451	$1,210,613
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$92,124	$106,582
Accrued expenses	88,719	73,721
Billings in excess of costs	44,735	35,017
Total current liabilities	225,578	215,320
Long-term debt	—	88,762
Deferred income taxes	57,103	47,088
Non-current operating lease liabilities	35,989	19,041
Other non-current liabilities	22,783	18,303
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares; 34,219 and 34,060 shares issued and outstanding in 2023 and 2022	342	340
Additional paid-in capital	332,621	322,873
Retained earnings	738,511	627,978
Accumulated other comprehensive loss	(2,114)	(3,432)
Cost of 3,778 and 3,199 common shares held in treasury in 2023 and 2022	(154,362)	(125,660)
Total stockholders’ equity	914,998	822,099
	$1,256,451	$1,210,613

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Twelve Months Ended December 31,
	2023	2022
Cash Flows from Operating Activities
Net income	$110,533	$82,406
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,378	26,167
Intangible asset impairment	3,797	—
Stock compensation expense	9,750	8,334
Exit activity costs, non-cash	2,771	16,266
Provision for deferred income taxes	10,800	6,337
Other, net	12,492	1,506
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	(15,375)	32,754
Inventories	45,908	14,377
Other current assets and other assets	514	2,062
Accounts payable	(14,387)	(76,260)
Accrued expenses and other non-current liabilities	24,295	(11,258)
Net cash provided by operating activities	218,476	102,691
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	(9,863)	(51,621)
Purchases of property, plant, and equipment, net	(13,906)	(20,062)
Net proceeds from sale of business	8,047	—
Net cash used in investing activities	(15,722)	(71,683)
Cash Flows from Financing Activities
Proceeds from long-term debt	50,000	204,500
Long-term debt payments	(141,000)	(138,000)
Payment of debt issuance costs	—	(2,013)
Purchase of common stock at market prices	(29,329)	(89,494)
Net cash used in financing activities	(120,329)	(25,007)
Effect of exchange rate changes on cash	(607)	(1,242)
Net increase in cash and cash equivalents	81,818	4,759
Cash and cash equivalents at beginning of year	17,608	12,849
Cash and cash equivalents at end of year	$99,426	$17,608

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2023
	As Reported In GAAP Statements	Restructuring Charges	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$87,712	$—	$—	$—	$87,712
Residential	179,327	—	—	—	179,327
Agtech	42,421	—	—	—	42,421
Infrastructure	19,351	—	—	—	19,351
Consolidated sales	328,811	—	—	—	328,811

Income from operations
Renewables	9,076	2,075	331	—	11,482
Residential	27,442	4,021	—	—	31,463
Agtech	(4,277)	3,196	—	(339)	(1,420)
Infrastructure	3,601	—	—	—	3,601
Segment Income	35,842	9,292	331	(339)	45,126
Unallocated corporate expense	(10,750)	1	8	(7)	(10,748)
Consolidated income from operations	25,092	9,293	339	(346)	34,378

Interest income	(214)	—	—	—	(214)
Other expense	681	—	—	(643)	38
Income before income taxes	24,625	9,293	339	297	34,554
Provision for income taxes	5,191	2,354	86	908	8,539
Net income	$19,434	$6,939	$253	$(611)	$26,015
Net income per share – diluted	$0.63	$0.23	$0.01	$(0.02)	$0.85

Operating margin
Renewables	10.3%	2.4%	0.4%	—%	13.1%
Residential	15.3%	2.2%	—%	—%	17.5%
Agtech	(10.1)%	7.5%	—%	(0.8)%	(3.3)%
Infrastructure	18.6%	—%	—%	—%	18.6%
Segments Margin	10.9%	2.9%	0.1%	(0.1)%	13.7%
Consolidated	7.6%	2.9%	0.1%	(0.1)%	10.5%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2022
	As Reported In GAAP Statements	Restructuring Charges	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$86,116	$—	$—	$—	$86,116
Residential	171,926	—	—	—	171,926
Agtech	38,543	—	—	(943)	37,600
Infrastructure	17,276	—	—	—	17,276
Consolidated sales	313,861	—	—	(943)	312,918

Income from operations
Renewables	11,182	1,897	51	—	13,130
Residential	21,557	527	951	—	23,035
Agtech	(2,436)	1,517	—	2,654	1,735
Infrastructure	2,363	—	—	—	2,363
Segments Income	32,666	3,941	1,002	2,654	40,263
Unallocated corporate expense	(11,294)	2,306	72	—	(8,916)
Consolidated income from operations	21,372	6,247	1,074	2,654	31,347

Interest expense	1,858	(140)	—	—	1,718
Other expense (income)	13,768	—	—	(13,990)	(222)
Income before income taxes	5,746	6,387	1,074	16,644	29,851
Provision for income taxes	2,398	1,308	265	3,438	7,409
Net income	$3,348	$5,079	$809	$13,206	$22,442
Net income per share - diluted	$0.11	$0.16	$0.03	$0.42	$0.72

Operating margin
Renewables	13.0%	2.2%	0.1%	—%	15.2%
Residential	12.5%	0.3%	0.6%	—%	13.4%
Agtech	(6.3)%	3.9%	—%	6.9%	4.6%
Infrastructure	13.7%	—%	—%	—%	13.7%
Segments Margin	10.4%	1.3%	0.3%	0.8%	12.9%
Consolidated	6.8%	2.0%	0.3%	0.8%	10.0%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31, 2023
	As Reported In GAAP Statements	Restructuring Charges	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$330,738	$—	$—	$—	$330,738
Residential	814,803	—	—	—	814,803
Agtech	144,967	—	—	(4,059)	140,908
Infrastructure	87,228	—	—	—	87,228
Consolidated sales	1,377,736	—	—	(4,059)	1,373,677

Income from operations
Renewables	30,160	9,394	968	—	40,522
Residential	143,068	4,811	12	—	147,891
Agtech	(928)	3,918	37	4,119	7,146
Infrastructure	18,529	—	—	—	18,529
Segment Income	190,829	18,123	1,017	4,119	214,088
Unallocated corporate expense	(40,100)	(51)	300	89	(39,762)
Consolidated income from operations	150,729	18,072	1,317	4,208	174,326

Interest expense	3,002	—	—	—	3,002
Other (income) expense	(1,265)	—	—	1,625	360
Income before income taxes	148,992	18,072	1,317	2,583	170,964
Provision for income taxes	38,459	4,583	334	1,048	44,424
Net income	$110,533	$13,489	$983	$1,535	$126,540
Net income per share – diluted	$3.59	$0.43	$0.04	$0.05	$4.11

Operating margin
Renewables	9.1%	2.8%	0.3%	—%	12.3%
Residential	17.6%	0.6%	—%	—%	18.2%
Agtech	(0.6)%	2.7%	—%	2.8%	5.1%
Infrastructure	21.2%	—%	—%	—%	21.2%
Segments Margin	13.9%	1.3%	0.1%	0.3%	15.6%
Consolidated	10.9%	1.3%	0.1%	0.3%	12.7%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31, 2022
	As Reported In GAAP Statements	Restructuring Charges & Senior Leadership Transition Costs	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$377,567	$—	$—	$—	$377,567
Residential	767,248	—	—	—	767,248
Agtech	168,868	—	—	(7,840)	161,028
Infrastructure	76,283	—	—	—	76,283
Consolidated sales	1,389,966	—	—	(7,840)	1,382,126

Income from operations
Renewables	25,243	4,240	782	—	30,265
Residential	126,458	2,121	1,427	—	130,006
Agtech	2,914	1,837	—	6,769	11,520
Infrastructure	9,003	(63)	—	—	8,940
Segments Income	163,618	8,135	2,209	6,769	180,731
Unallocated corporate expense	(33,516)	2,837	601	—	(30,078)
Consolidated income from operations	130,102	10,972	2,810	6,769	150,653

Interest expense	4,047	(140)	—	—	3,907
Other expense	14,565	—	—	(13,890)	675
Income before income taxes	111,490	11,112	2,810	20,659	146,071
Provision for income taxes	29,084	2,485	702	4,441	36,712
Net income	$82,406	$8,627	$2,108	$16,218	$109,359
Net income per share - diluted	$2.56	$0.26	$0.07	$0.51	$3.40

Operating margin
Renewables	6.7%	1.1%	0.2%	—%	8.0%
Residential	16.5%	0.2%	0.2%	—%	16.9%
Agtech	1.7%	1.1%	—%	4.0%	7.2%
Infrastructure	11.8%	(0.1)%	—%	—%	11.7%
Segments Margin	11.8%	0.6%	0.2%	0.5%	13.1%
Consolidated	9.4%	0.8%	0.2%	0.5%	10.9%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$328,811	$87,712	$179,327	$42,421	$19,351
Less: Processing Net Sales	—	—	—	—	—
Adjusted Net Sales	$328,811	$87,712	$179,327	$42,421	$19,351

Net Income	19,434
Provision for Income Taxes	5,191
Interest Income	(214)
Other Expense	681
Operating Profit	25,092	9,076	27,442	(4,277)	3,601
Adjusted Measures*	9,286	2,406	4,021	2,857	—
Adjusted Operating Profit	34,378	11,482	31,463	(1,420)	3,601
Adjusted Operating Margin	10.5%	13.1%	17.5%	(3.3)%	18.6%
Adjusted Other Expense	89	—	—	—	—
Depreciation & Amortization	6,804	2,109	2,537	940	788
Stock Compensation Expense	2,493	230	498	57	77
Adjusted EBITDA	$43,586	$13,821	$34,498	$(423)	$4,466

Adjusted EBITDA Margin	13.3%	15.8%	19.2%	(1.0)%	23.1%

Cash Flow - Operating Activities	11,820
Purchase of PPE, Net	(5,930)
Free Cash Flow	5,890
Free Cash Flow - % of Adjusted Net Sales	1.8%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$313,861	$86,116	$171,926	$38,543	$17,276
Less: Processing Net Sales	(943)	—	—	(943)	—
Adjusted Net Sales	$312,918	$86,116	$171,926	$37,600	$17,276

Net Income	3,348
Provision for Income Taxes	2,398
Interest Expense	1,858
Other Expense	13,768
Operating Profit	21,372	11,182	21,557	(2,436)	2,363
Adjusted Measures*	9,975	1,948	1,478	4,171	—
Adjusted Operating Profit	31,347	13,130	23,035	1,735	2,363
Adjusted Operating Margin	10.0%	15.2%	13.4%	4.6%	13.7%
Adjusted Other Income	(193)	—	—	—	—
Depreciation & Amortization	6,975	2,123	2,609	1,030	786
Stock Compensation Expense	2,445	195	245	108	41
Less: SLT Related Stock Compensation Expense	(838)	—	—	—	—
Adjusted Stock Compensation Expense	1,607	195	245	108	41
Adjusted EBITDA	$40,122	$15,448	$25,889	$2,873	$3,190

Adjusted EBITDA Margin	12.8%	17.9%	15.1%	7.6%	18.5%

Cash Flow - Operating Activities	64,130
Purchase of PPE, Net	(4,358)
Free Cash Flow	59,772
Free Cash Flow - % of Adjusted Net Sales	19.1%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Twelve Months Ended December 31, 2023
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$1,377,736	$330,738	$814,803	$144,967	$87,228
Less: Processing Net Sales	(4,059)	—	—	(4,059)	—
Adjusted Net Sales	$1,373,677	$330,738	$814,803	$140,908	$87,228

Net Income	110,533
Provision for Income Taxes	38,459
Interest Expense	3,002
Other Income	(1,265)
Operating Profit	150,729	30,160	143,068	(928)	18,529
Adjusted Measures*	23,597	10,362	4,823	8,074	—
Adjusted Operating Profit	174,326	40,522	147,891	7,146	18,529
Adjusted Operating Margin	12.7%	12.3%	18.2%	5.1%	21.2%
Adjusted Other Expense	411	—	—	—	—
Depreciation & Amortization	27,378	8,670	10,079	3,790	3,137
Stock Compensation Expense	9,750	881	1,633	197	289
Adjusted EBITDA	$211,043	$50,073	$159,603	$11,133	$21,955

Adjusted EBITDA Margin	15.4%	15.1%	19.6%	7.9%	25.2%

Cash Flow - Operating Activities	218,476
Purchase of PPE, Net	(13,906)
Free Cash Flow	204,570
Free Cash Flow - % of Adjusted Net Sales	14.9%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands)
(unaudited)

	Twelve Months Ended December 31, 2022
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$1,389,966	$377,567	$767,248	$168,868	$76,283
Less: Processing Net Sales	(7,840)	—	—	(7,840)	—
Adjusted Net Sales	$1,382,126	$377,567	$767,248	$161,028	$76,283

Net Income	82,406
Provision for Income Taxes	29,084
Interest Expense	4,047
Other Expense	14,565
Operating Profit	130,102	25,243	126,458	2,914	9,003
Adjusted Measures*	20,551	5,022	3,548	8,606	(63)
Adjusted Operating Profit	150,653	30,265	130,006	11,520	8,940
Adjusted Operating Margin	10.9%	8.0%	16.9%	7.2%	11.7%
Adjusted Other Expense	695	—	—	—	—
Depreciation & Amortization	26,167	8,467	8,983	4,377	3,150
Less: Processing Business Depreciation & Amortization	(332)	—	—	(332)	—
Adjusted Depreciation & Amortization	25,835	8,467	8,983	4,045	3,150
Stock Compensation Expense	8,334	939	990	427	170
Less: SLT Related Stock Compensation Expense	(683)	—	—	—	—
Adjusted Stock Compensation Expense	7,651	939	990	427	170
Adjusted EBITDA	$183,444	$39,671	$139,979	$15,992	$12,260

Adjusted EBITDA Margin	13.3%	10.5%	18.2%	9.9%	16.1%

Cash Flow - Operating Activities	102,691
Purchase of PPE, Net	(20,062)
Free Cash Flow	82,629
Free Cash Flow - % of Adjusted Net Sales	6.0%

*Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures